Exhibit 99.2

Your vote matters - here’s how to vote!
You may vote online instead of mailing this card.

Votes must be received by 3 p.m. (UK time) on November 28, 2022.

Online Go to www.investorvote.com/FERG or scan the QR code – your control number to login is located in the shaded bar below.

In order for this Proxy Form to be valid, Part B (on the reverse) must be completed.

Using a black ink pen, mark your votes with an X as shown in this example.
Please do not write outside the designated areas.

Before completing this Proxy Form please read the notes overleaf and those given in the Notice of Annual General Meeting (the “Notice”).

A	Resolutions (ordinary resolutions, except resolutions 9 to 12 (inclusive) which are special resolutions)

	For	Against	Withhold
1. To receive the Company’s Annual Accounts and Auditors’ report for the fiscal year ended July 31, 2022.	☐	☐	☐

2. To declare a final dividend of $1.91 per ordinary share for the fiscal year ended July 31, 2022.	☐	☐	☐

3.1 To re-elect Ms. Kelly Baker as a Director of the Company.	☐	☐	☐

3.2 To re-elect Mr. Bill Brundage as a Director of the Company.	☐	☐	☐

3.3 To re-elect Mr. Geoff Drabble as a Director of the Company.	☐	☐	☐

3.4 To re-elect Ms. Catherine Halligan as a Director of the Company.	☐	☐	☐

3.5 To re-elect Mr. Brian May as a Director of the Company.	☐	☐	☐

3.6 To re-elect Mr. Kevin Murphy as a Director of the Company.	☐	☐	☐

3.7 To re-elect Mr. Alan Murray as a Director of the Company.	☐	☐	☐

3.8 To re-elect Mr. Tom Schmitt as a Director of the Company.	☐	☐	☐

3.9 To re-elect Dr. Nadia Shouraboura as a Director of the Company.	☐	☐	☐

	For	Against	Withhold
3.10 To re-elect Ms. Suzanne Wood as a Director of the Company.	☐	☐	☐

4. To reappoint Deloitte LLP as the Company’s statutory auditor under Jersey law until the conclusion of the next Annual General Meeting of the Company.	☐	☐	☐

5. To authorize the Audit Committee on behalf of the Directors to agree the remuneration of the Company’s statutory auditor under Jersey law.	☐	☐	☐

6. To authorize the Company to incur political expenditure and to make political donations.	☐	☐	☐

7. To authorize the Company’s Directors to allot equity securities.	☐	☐	☐

8. To approve the Ferguson Non-Employee Director Incentive Plan 2022.	☐	☐	☐

9. To authorize the Company’s Directors to allot equity securities without the application of pre-emption rights. #	☐	☐	☐

10.  To authorize the Company’s Directors to allot equity securities without the application of pre-emption rights for the purposes of financing or refinancing an acquisition or specified capital investment. #

	☐	☐	☐

11. To authorize the Company to purchase its own ordinary shares. #	☐	☐	☐

12. To adopt new articles of association of the Company. #	☐	☐	☐

+ Biographical details, including membership of Board Committees, are included in the Notice and the 2022 Annual Report, which are available at www.fergusonplc.com.

# Special resolutions.

1 U P X

03OXDE

Annual General Meeting (the “AGM”) Explanatory Notes for Proxy Form

1.	You may only appoint a proxy (or cancel such appointment) using the procedures set out in these notes.

2.

The Chairman of the AGM is willing to be your proxy. Shareholders are encouraged to appoint the Chairman of the AGM as their proxy. This ensures that your vote will be counted if you are not able to attend this meeting. Shareholders who plan to attend the AGM are requested not to do so if they are displaying any symptoms of COVID-19. If you execute and return this Proxy Form with no name inserted in the relevant space, the Chairman of the AGM will be deemed to be your proxy. If you wish your proxy to speak on your behalf, you will need to appoint someone other than the Chairman of the AGM and give them the relevant instructions directly.

3.

If you wish to appoint a person other than the Chairman of the AGM to be your proxy (who need not be a shareholder, but must attend the AGM to represent you and vote on your behalf), please insert that person’s name in the space provided and strike out the words “the Chairman of the AGM”. If the proxy is being appointed in relation to less than your full voting entitlement, please enter the number of shares in relation to which they are authorised to act as your proxy in the box next to the proxy holder’s name. If left blank your proxy will be deemed to be authorised in respect of your full voting entitlement (or in the case of a corporate shareholder, the full voting entitlement for each relevant designated account).

4.

To appoint more than one proxy, you may either photocopy this Proxy Form or contact the Company’s registrar, Computershare Trust Company N.A. (“Computershare”) on 0370 703 6203 (from the UK), +1 866 742 1064* (from the US and Canada) and +1 781 575 3023 (from outside the UK, US and Canada)* to request additional personalised forms. Please indicate in the box next to the proxy holder’s name the number of shares in relation to which you authorise them to act as your proxy. Please also mark in the box provided if the proxy instruction is one of multiple instructions being given. If you appoint multiple proxies and wish to give them separate instructions to vote or abstain from voting, please indicate how you wish each proxy to vote or abstain from voting by writing in each appropriate box the name of the proxy and the number of shares to be voted or withheld. For the avoidance of doubt, where multiple proxies are appointed, each proxy must be appointed to exercise the rights attached to a different share or shares held by you. All forms must be signed and should be returned together in the same envelope.

5.

The appointment of a proxy does not preclude a shareholder from attending and voting at the AGM. However, if you have appointed a proxy and attend and vote at the AGM in person, your proxy appointment will be treated as revoked.

6.

This Proxy Form must be signed and dated by the shareholder, or his or her attorney duly authorised in writing or, if the holder is a corporate shareholder, must be executed under its common seal or under the hand of a duly authorised officer or attorney of that company or in any other manner authorised by its constitution. Any power of attorney or any other authority under which this Proxy Form is executed (or a duly certified copy of such power or authority) must be submitted with the Proxy Form. In the case of joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy, will alone be counted. For this purpose, seniority will be determined by the order in which the names appear in the register of members in respect of the joint holding.

7.

To be valid the Proxy Form should be (a) physically deposited with Computershare by returning it in the return envelope provided or (b) received electronically via InvestorVote in each case so as to be received not later than 3 p.m. (UK time) on November 28, 2022, or 48 hours before the time appointed for holding any adjourned meeting. After this time, any change of instructions to proxies should be communicated directly to the appointee through other means.

8.

Shareholders may register their proxy appointments or voting directions electronically via the InvestorVote website (www.investorvote.com/FERG), where full details of the procedure are given. Shareholders will need the Control Number set out on the front of the Proxy Form. If more than one proxy appointment is returned in respect of the same holding of shares, either by paper (other than as described in note 4) or by electronic communication, the proxy received last by Computershare before the latest time for the receipt of proxies will take precedence. Shareholders are advised to read the terms and conditions of use carefully. Electronic communication facilities are available to all shareholders and those who use them will not be disadvantaged. The Company will not accept any communication that is found to contain a computer virus.

9.

Pursuant to the Companies (Uncertificated Securities) (Jersey) Order 1999, the Company specifies that only those persons entered on the register of members of the Company as at 8 p.m. ET on November 28, 2022 (the “Specified Time”) (or, if the AGM is adjourned, on the register of members of the Company 48 hours before the time of the adjourned meeting) shall be entitled to attend or vote at the AGM in respect of the number of shares registered in their name at that time. Subsequent changes to the entries on the register of members of the Company after the Specified Time shall be disregarded in determining the rights of any person to attend or vote at the AGM.

10.

This Proxy Form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not translatable between (a) account holders, or (b) uniquely designated accounts. The Company and Computershare accepts no liability for any instruction that does not comply with these conditions.

11.

Computershare maintains the Company’s share register. If you have any enquiries about the AGM, completing this Proxy Form, your Ferguson plc shareholding or you would like to advise regarding a change of address, you may contact Computershare: by telephone to Shareholder Services on 0370 703 6203 (from the UK), +1 866 742 1064* (from the US and Canada) and +1 781 575 3023 (from outside the UK, US and Canada)*; or in writing to: Computershare, P.O. Box 43078, Providence RI 02940-3078, United States.

*Lines are open from 9 a.m. to 5 p.m. (ET), each business day.

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

I/We the undersigned being a member(s) of Ferguson plc (the “Company”) hereby appoint the Chairman of the AGM (see notes 2, 3 and 4):

Name of proxy (in block capitals)	Number of shares proxy appointed over

Signed	Dated

as my/our proxy to exercise all or any of my/our rights to attend, speak and vote for me/us on my/our behalf at the AGM of the Company to be held at 3 p.m. (UK time) on Wednesday November 30, 2022 and at any adjournment thereof on the resolutions listed on the reverse. Details of the resolutions are contained in the Notice and the accompanying explanatory notes. I appoint my/our proxy to attend, speak and vote in the manner indicated on the reverse of this form.

Please indicate your vote for each resolution by placing an X in the appropriate box on the reverse. Please note that if no specific direction is given on how your proxy should vote in respect of any resolution, your proxy will vote or abstain as he/she thinks fit in his/her absolute discretion on any resolution listed on the reverse. Unless instructed otherwise, your proxy will also vote or abstain as he/she thinks fit in his/her absolute discretion on any other resolution proposed at the AGM, any amendment to any resolution or on any other business which may properly come before the AGM. If you wish to abstain on any particular resolution, you may use the vote “Withheld” option; however, please note that for Jersey law purposes a vote withheld is not a vote in law and will not be counted in the calculation of the proportion of the votes “For” or “Against” a resolution.

Please indicate, by ticking this box, if this proxy appointment is one of multiple appointments being made (see notes 3 and 4).	☐